UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2015

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.  Other Events.

On December 10, 2015, the Board of Directors of Duke Energy Corporation (the “Corporation”) unanimously elected Lynn J. Good, Vice Chairman, President and Chief Executive Officer of the Corporation, as its new Chairman of the Board, effective January 1, 2016. As Chairman of the Board, Ms. Good will succeed Ann Maynard Gray, who will remain on the Board as a director and former chairman.

In addition, the Board unanimously elected Michael G. Browning to serve as the Corporation’s independent lead director, effective January 1, 2016. In connection with Mr. Browning’s appointment as independent lead director, the Board amended the Corporation’s Principles for Corporate Governance to specify the duties and responsibilities of the independent lead director.  The Principles for Corporate Governance, as amended, can be found on the Corporation’s website at www.duke-energy.com/corporate-governance/principles.asp.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: December 10, 2015	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary